LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY CASH MANAGEMENT FUNDS
LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS
         INSTITUTIONAL CLASS, CASH MANAGEMENT CLASS, CAPITAL CLASS, SELECT CLASS, ADMINISTRATIVE CLASS, SERVICE CLASS AND PREMIER CLASS
LEHMAN BROTHERS RESERVE LIQUIDITY FUNDS
NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES.
         TRUST CLASS

Supplement to the Prospectuses dated July 29, 2008

         Neuberger Berman Management LLC, the investment manager of Lehman Brothers Institutional Liquidity Cash Management Funds, Lehman Brothers Institutional Liquidity Funds, Lehman Brothers Reserve Liquidity Funds and Neuberger Berman Institutional Liquidity Series (collectively, the "Funds"), and Lehman Brothers Asset Management LLC, the Funds' sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("LBHI"), a publicly owned holding company. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

         On September 29, 2008, it was announced that Bain Capital Partners, LLC and Hellman & Friedman LLC have agreed to acquire Neuberger Berman and the fixed income management and certain other parts of Lehman Brothers' Investment Management Division, in a cash transaction with LBHI. The transaction is subject to certain conditions and approvals, including approval by the bankruptcy court having jurisdiction over the LBHI matter.

         In the meantime, Neuberger Berman Management LLC and Lehman Brothers Asset Management LLC will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

         If completed, acquisition of the Neuberger Berman entities would constitute an "assignment" of the Funds' Management and Sub-Advisory Agreements and, by law, would automatically terminate those agreements. Accordingly, the Funds' Board of Trustees will consider new investment management and sub-advisory agreements with the Neuberger Berman entities for your Fund. If approved by the Board, including the Trustees who are not "interested persons" of the investment manager and its affiliates or the Funds, the new agreements will require the approval of each Fund's shareholders.

THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 2008.

                                          NEUBERGER BERMAN
                                          NEUBERGER BERMAN MANAGEMENT LLC
                                          605 Third Avenue 2nd Floor
                                          New York, NY 10158-0180
                                          SHAREHOLDER SERVICES
                                          800.877.9700
                                          INSTITUTIONAL SERVICES
                                          800.366.6264
                                          www.nb.com